UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2021

Sezzle Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56267	81-0971660
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

251 N. 1st Ave.
Suite 200

Minneapolis, MN 55401
(Address of principal executive offices, including zip code)

(651) 504-5402
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01. Regulation FD Disclosure.

On August 17, 2021, Sezzle Inc. (the “Company”) issued a press release announcing the details for a conference call to be held on August 17, 2021 to discuss its results of operations for the quarter ended June 30, 2021 (the “Second Quarter”) and that the Company had filed its Form 10-Q for the Second Quarter with the Securities and Exchange Commission. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 7.01.

On August 17, 2021, the Company will hold a conference call discussing its results of operations for the three and six months ended June 30, 2021. A copy of management’s presentation materials is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 7.01.

The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company, dated August 17, 2021.

99.2	Presentation of the Company, dated August 17, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEZZLE INC.

Date: August 17, 2021	By:	/s/ Charles Youakim
Charles Youakim
Chief Executive Officer

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